UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 16, 2021
COMMISSION FILE NUMBER: 000-16509
CITIZENS, INC.
(Exact name of registrant as specified in its charter)

Colorado	84-0755371
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)
11815 Alterra Pkwy, Suite 1500, Austin, TX 78758
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number: (512) 837-7100
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Class A Common Stock	CIA	New York Stock Exchange
(Title of each class)	(Trading Symbol)	(Name of each exchange on which registered)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Changes in Registrant’s Certifying Accountant

On June 16, 2021, Citizens, Inc. (the “Company”) dismissed Deloitte & Touche LLP (“Deloitte”) as its independent registered public accounting firm and on June 18, 2021, engaged Grant Thornton LLP (“Grant Thornton”) to serve as its independent registered public accounting firm for the year ending December 31, 2021. The decision to change accountants was approved by the Company’s audit committee, which has the sole authority to terminate and engage the Company’s independent registered public accountants. Grant Thornton was selected based on an evaluation of capabilities that would best meet the needs of the Company based on the Company’s size and market position.

For the years ended December 31, 2020 and December 31, 2019: (i) Deloitte’s report on the Company’s consolidated financial statements did not contain an adverse opinion or a disclaimer of opinion, nor was the report qualified or modified as to uncertainty, audit scope, or accounting principles; (ii) for such periods and the three months ended March 31, 2021, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to the subject matter of the disagreement(s) in connection with such reports; and (iii) for such periods and the three months ended March 31, 2021, there were no “reportable events” (as described in Item 304(a)(1)(v) of Regulation S-K).

During the years ended December 31, 2020 and December 31, 2019 and through March 31, 2021, neither the Company nor anyone on its behalf has consulted Grant Thornton with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event.

The Company has provided Deloitte with a copy of the disclosures required by Item 304(a) of Regulation S-K contained in this Current Report on Form 8-K (“8-K”) and has requested that Deloitte furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether Deloitte agrees with the statements made by the Company in this 8-K and, if not, stating the respects in which it does not agree. A copy of Deloitte’s letter, dated June 22, 2021, is filed as Exhibit 16.1 to this 8-K.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

16.1	Letter to the Securities and Exchange Commission from Deloitte & Touche LLP dated as of June 22, 2021.

104	Inline XBRL for the cover page of this Current Report on Form 8-K

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS, INC.

By:	/s/ Jeffery P. Conklin
Chief Financial Officer
Date: June 22, 2021